Exhibit 99.1

 September 2024

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2023 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $5.8 billion  Market Capitalization $787.0 million  Cash Dividend Yield 4.21%  P/E Ratio 10.0x  Price to Book Value 1.1x  Price to Tangible Book Value 1.2x  Tangible Common Equity Ratio 11.39%  Competitive Position  3rd largest Kentucky domiciled bank holding company  2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions  7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of June 30, 2024  Deposit market share as of June 30, 2023  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 81 locations in 36 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $985 million

Deposits - $1.2 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $1.9 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $478 million

Deposits - $659 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $926 million

Deposits - $1.1 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $819 million

CTIC

Assets Under Management - $3.5 billion (including $1.1 billion CTB)
Revenues - $21.0 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2024

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7  Jun ‘24 Revenue annualized

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Chairman, President, and CEO 43 years 43  Richard W. Newsom CTB President 41 years 41  Andy Waters CTIC President and CEO 37 years 20  Kevin J. Stumbo EVP/Chief Financial Officer 37 years 29  C. Wayne Hancock EVP/Chief Legal Officer 15 years 15   Mark Smith EVP/Chief Credit Officer 31 years 17  James B. Draughn EVP/Operations 31 years 31  Steven E. Jameson EVP/Chief Risk Officer 39 years 20  Ricky Sparkman EVP/SC KY/TN President 39 years 30  D. Andrew Jones EVP/NE KY/WV President 37 years 37  David Tackett EVP/E KY President 36 years 32  Billie Dollins EVP/C KY President 43 years 14  8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   YTD 2024 2023 2022 2021 2020     EPS $2.13 $4.36 $4.59 $4.94 $3.35  ROAA 1.33% 1.40% 1.50% 1.63% 1.23%  ROAE 10.82% 11.75% 12.74% 12.88% 9.36%  Net Int. Margin 3.31% 3.32% 3.32% 3.21% 3.33%  Efficiency Ratio 53.51% 54.29% 53.07% 53.11% 58.30%  Nonperforming Loans 0.47% 0.34% 0.41% 0.49% 0.75%  Net Charge-offs 0.15% 0.08% 0.02% 0.00% 0.18%  % of Average Assets:  Noninterest Income 1.07% 1.02% 1.07% 1.13% 1.09%  Noninterest Expense 2.24% 2.25% 2.23% 2.21% 2.46%  10  All information is for the year ended December 31 except YTD 2024 which is for the six months ended June 30.

 Earnings Review

 Earnings Per Share  YTD EPS decreased 1.9% from June 2023 to June 2024  2024 EPS goal - $4.31 to $4.49 per share  12

 Net Income  YTD net income decreased 1.4% from June 2023 to June 2024  2024 goal for net income - $77.7 to $80.8 million  (in millions)  13

 Revenues  YTD revenues increased 3.8% from June 2023 to June 2024  2024 goal for revenues - $236.8 to $246.5 million  (in millions)  14  Jun ‘23 and Jun ‘24 annualized

 Noninterest Incomeas a % of Total Revenue  YTD noninterest income increased 8.5% from June 2023 to June 2024  2024 goal for noninterest revenue – 23.5% to 25.5% of total revenue  (in millions)  15  Jun ’24 annualized

 Net Interest Revenue  Net interest revenue increased by 2.6% year over year for the six months ended June 30  Net interest margin decreased 11 basis points  Average earning assets increased $303.2 million, or 5.9%  (in millions)  16  Jun ’24 annualized

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17  Jun ‘24  Mar ‘24  Dec ‘23  Sept ‘23  Jun ‘23  Mar ‘23  Net Interest Margin  3.38%  3.23%  3.19%  3.27%  3.35%  3.49%  Yield on Earning Assets  5.66%  5.55%  5.43%  5.25%  5.03%  4.84%  Cost of Interest Bearing Deposits  3.30%  3.35%  3.27%  2.93%  2.54%  2.06%  Benefit of Noninterest Bearing Deposits  1.02%  1.03%  1.02%  0.95%  0.86%  0.71%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Jun ’24 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 6/30/24 increased $34.6 million, or an annualized 1.2%, from 12/31/23  Loans increased $210.3 million or an annualized 10.4%  Investment portfolio decreased $73.4 million or an annualized 12.7%  Deposits increased $11.5 million or an annualized 0.5%  2024 goal for total assets - $5.74 to $6.10 billion  (in billions)  21

 Total Loans  Loans increased $210.3 million, or an annualized 10.4%, from 12/31/23  2024 goal for total loans - $4.18 to $4.35 billion  (in billions)  22  Loan Portfolio Mix  June 30, 2024  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  June 30, 2024  23  There were no net losses or nonperforming loans in any of these loan categories for the six months ended June 30, 2024.

 Indirect Lending  (in millions)  24  Jun’24 annualized

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans were a net charge-off of $571 thousand  Consumer indirect loans were a net charge-off of $1.8 million  Consumer direct loans were a net charge-off of $591 thousand  Residential loans were a net charge-off of $24 thousand

 Nonperforming Assetsas a % of Total Assets  $1.6 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2024 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/24 totaled $0.4 million  New bookings in the first six months of 2024 totaled $0.5 million  (in millions)  27

 Total Depositsincluding Repurchase Agreements  2024 goal for total deposits including repurchase agreements - $4.97 to $5.17 billion  (in billions)  28  Total Depositsincluding Repurchase Agreements  June 30, 2024

 Our Hoops CD product has been offered for over 27 years  100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships  $208 million in Hoops CDs as of 6/30/24  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  29

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at June 30, 2024 was 43.2%  Desired level between 40% and 50%  June 30, 2024 cash dividend yield was 4.21%  Cash dividend increased to $0.47 per share effective October 1, 2024, an increase of 2.2%  31  *2024 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 14.2% during the past five years  4.5% compound growth rate for the past five years  2024 goal for shareholders’ equity - $711.2 to $740.3 million  (in millions)  32  4.5%

 Book Value Per Share  Tangible Common Equity/Assets  33

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  34  Price to Tangible Book Value   2019 2020 2021 2022 2023 6/30/24  CTBI 1.51x 1.12x 1.23x 1.46x 1.24x 1.20x  Peer 1.85x 1.73x 1.81x 1.89x 1.94x 1.31x   All data is as of year-end except 2024 which is as of June 30, 2024.  (in millions)

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2018 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2023.  35

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  36  June 30, 2024

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  44 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  226 institutional investors (including CTIC – 11.1%) hold 11.3 million shares (60.8%)  277 mutual funds hold 5.7 million shares (31.3%)  Data as of June 30, 2024  37

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   39

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  40

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